OLD LINE BANCSHARES, INC.

Experience is Our Best Asset

James W. Cornelsen
President & CEO
NASDAQ: OLBK
Presentation for:
Emerald Asset Management
Annual Groundhog Day Investment Forum
February 7, 2013

OLBK - 2/2013
OLD LINE BANCSHARES, INC | 2
 This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, including but not limited to our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third-party products and services; increased competition and its effect on pricing; technological changes;
security breaches and computer viruses that may affect our computer systems; changes in consumer spending and savings habits; our growth and profitability; changes in accounting;
and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2011 along with our other filings with the SEC, which are available at the
SEC’s internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-
looking statements in this presentation speak only as of the date of these materials, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ. In addition, this presentation includes certain non-GAAP financial measures.
Forward-Looking Statement

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OLD LINE BANCSHARES, INC | 3
OLBK Corporate Overview
▪ 5th largest MD-headquartered independent banking company
 traded on a major exchange with $862 million total assets*,
 $79.4M market cap+, 19 branch locations
▪ Primary market area is suburban Maryland - (Washington, D.C.
 suburbs and Southern Maryland). Also targets customers
 throughout the greater Washington, D.C. metropolitan area
▪ We operate in the best strategic, natural submarkets within footprint with population growth rates & per capita income
 above national averages - bedroom communities for both
 Washington and Baltimore
▪ We have been an acquirer and are continuing to acquire
▪ 26% Insider/Stakeholder and Board ownership; 28%
 institutional & 1.06% mutual fund ownership
*as of 12/31/2012 +as of 01/31/2013

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OLD LINE BANCSHARES, INC | 4
Vision
Grow Old Line Bancshares’ position
as the community bank of choice and
the employer of choice
across our Maryland-based footprint.

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OLD LINE BANCSHARES, INC | 5
Presentation Agenda
1. Market Analysis
2. Financial Performance Highlights
3. Key Strategic Goals
4. Compelling Investment Considerations

WASHINGTON
CARROLL
HARFORD
CECIL
NEW JERSEY
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
KENT
MONTGOMERY
ANNE ARUNDEL
QUEEN ANNE'S
DC
VIRGINIA
PRINCE GEORGE'S
CHESAPEAKE BAY
TALBOT
CAROLINE
DELAWARE
CHARLES
CALVERT
DORCHESTER
WICOMICO
ST.MARY'S
SOMERSET
WORCESTER
GEORGE'S
CALVERT

2012© OLBK

OLD LINE BANCSHARES, INC | 6
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95
70
PENNSYLVANIA
495
95
66
83
MD
2
495
695
Old Line branch (19)
WSB branch (5)
ANNE
ARUNDEL
PRINCE
ST.
MARY’S
CHARLES
Old Line and WSB Branch Map

WASHINGTON
CARROLL
HARFORD
CECIL
NEW
JERSEY
FREDERICK
BALTIMORE
BALTIMORE
CITY
KENT
HOWARD
ANNE
ARUNDEL
MONTGOMERY
QUEEN
ANNE'S
DC
VIRGINIA
PRINCE
GEORGE'S
TALBOT
CAROLINE
DELAWARE
CHESAPEAKE BAY
CALVERT
CHARLES
DORCHESTER
WICOMICO
ST.MARY'S
SOMERSET
WORCESTER

US Branches: Current

US Branches: Current

OLD LINE BANCSHARES, INC | 7
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	As of December 31, 2012
	Old Line		WSB		Pro Forma
	Deposits	Branches	Deposits	Branches	Deposits	Branches
County	($mm)	(#)	($mm)	(#)	($mm)	(#)
Prince George’s	338	7	85	1	423	8
Charles	226	5	70	1	296	6
Saint Mary’s	115	3	-	-	115	3
Anne Arundel	29	2	81	3	110	5
Calvert	27	2	-	-	27	2
Total	735	19	236	5	971	24
Logical In-Market Consolidation
95
70
PENNSYLVANIA
495
95
66
83
MD
2
495
695
Old Line Bancshares Inc.
WSB Holdings Inc.

OLD LINE BANCSHARES, INC | 8
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Selected OLBK Market Highlights
▪ Household income for entire franchise is $75,852 vs. $50,227 for the U.S.
▪ Projected HH income growth rate (2011-2016) is 13.28% across franchise.
▪ Projected 5-year population growth rate (2011-2016) in overall market = 4.17%.
▪ OLBK deposit market share by county:
 Maryland Rank Share # Branches
 Prince George’s                   #6 5.43% 7
 Charles #3 16.00% 5
 Saint Mary’s     #4  8.41% 3
 Anne Arundel #13 1.15% 2
 Calvert    #8 2.69% 2
Source: SNL Financial, Inc.

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	2008	2009	2010	2011
Return on Average Assets	0.64%	0.62%	0.36%	0.77%
Return on Average Equity	5.03%	5.35%	3.87%	9.03%
Total Equity/Total Assets	13.31%	10.25%	9.37%	8.45%
Tangible Equity/Tangible Assets	13.31%	10.25%	9.37%	7.87%
Total Risk-Based Capital Ratio	17.40%	13.70%	12.40%	11.26%
Net Interest Margin	3.78%	3.75%	3.83%	4.59%
Efficiency Ratio	69.87%	69.19%	71.72%	64.42%
Nonperforming Assets/Assets(1)	.27%	.60%	1.12%	1.87%
Old Line Bancshares, Inc.
(1)Nonperforming assets (NPAs) include non-accrual loans, 90 days past due and still accruing loans, accruing troubled debt restructurings, and net other real estate and other assets owned.
Year-End Highlights
Source: SNL Financial, Inc.; Internal OLBK data.
2012
0.90%
11.17%
8.73%
8.27%
11.40%
4.45%
65.14%
1.12%

Construction 2%
Consumer 5%
Residential Real Estate 16%
Commercial and Industrial 20%
Commercial Real Estate 57%

Other time 16%
Noninterest-bearing demand 26%
Certificates of deposit $100,000 or more 26%
Interest-bearing demand 4%
Money market and savings 28%

OLD LINE BANCSHARES, INC | 10
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Loan Composition
Deposit Composition
Loans and Deposits
(As of 12/31/12)
Source: FFIEC Call Report

OLD LINE BANCSHARES, INC | 11
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Credit Composition & Quality
Loan Portfolio Composition (As of 12/31/12)
	Balance	Percent
Residential Mortgages
Construction	12,255	2.05
Permanent	95,999	16.02

Total Mortgage Loans	108,254	18.07

Commercial Loans
Owner Occupied R/E	158,460	26.45
Non-Owner Occupied R/E	180,775	30.17
Farmland	1,234	0.21
Construction and Land Development	42,940	7.17
Business Loans and Lines	77,560	12.94

Total Commercial Loans	460,969	76.94

Consumer Loans
Home Equity Lines	18,804	3.14
Personal Lines	79	0.01
Installment	9,373	1.57
Credit Cards	1,631	0.27

Total Consumer Loans	29,887	4.99

Total Loans	599,110	100.00
Dollars in thousands. Source: FFIEC Call Report

OLD LINE BANCSHARES, INC | 12
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Credit Composition & Quality
Dollars in thousands. (1)Non-performing assets include loans 90+ days past due, non-accruals and OREO.
	2Q2011	3Q2011	4Q2011	1Q2012	2Q2012	3Q2012	4Q2012	Percent of Total NPAs
Residential Mortgages
Construction	-	-	-	242	242	242	242	2.51
Permanent	2,814	4,072	1,945	1,298	1,499	2,838	3,261	33.84
Total Mortgage Loans	2,814	4,072	1,945	1,540	1,741	3,080	3,503	36.35

Commercial Loans
Owner Occupied R/E	225	225	1,091	2,267	2,262	2,257	771	8.00
Non-owner Occupied R/E	1,050	946	75	427	427	427	426	4.42
Construction and Land Development	1,840	1,490	2,628	2,151	2,883	1,394	300	3.11
Business Loans and Lines	636	78	90	261	259	1,153	910	9.45
Total Commercial Loans	3,751	2,739	3,884	5,106	5,831	5,231	2,407	24.98

Consumer Loans	-	-	34	-	1	2	6.06

Other Real Estate Owned	3,949	4,126	4,005	3,919	3,491	3,231	3,720	38.61

Total Nonperforming Assets	10,514	10,937	9,868	10,565	11,064	11,544	9,636	100.00

NPAs/Total Assets	1.38	1.39	1.22	1.32	1.31	1.35	1.13
Source: FFIEC Call Reports

OLD LINE BANCSHARES, INC | 13
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Historically, OLBK’s asset quality has been strong.
Credit Composition & Quality
	2008	2009	2010	2011	2012
NPAs & 90+ days Past Due/Assets	.27	.60	1.12	1.87	1.12

Nonperforming Loans/Loans	.37	.80	1.11	2.06	.99

Reserves/Gross Loans	.85	.93	.82	.69	.66

Reserves/Nonperforming Loans	233.14	116.20	73.56	33.51	67.03

Net Charge-offs/Average Loans	.01	.16	.38	.11	.23
Source: SNL Financial, Inc.; Internal OLBK data.

OLD LINE BANCSHARES, INC | 14
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Dollars in thousands.
Quarterly Financial Trends
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Net Interest Income	3,587	7,471	8,345	7,700	7,762	8,464	8,537	8,402
Provision for Credit Losses	150	50	800	800	375	375	375	400
Non-interest Income	325	747	676	657	667	710	633	637
Non-interest Income - Non- Recurring	-	-	222	-	-	-	-	-
Non-interest Expense	2,837	5,788	6,030	5,410	5,689	6,029	6,081	6,191
Non-interest Expense - Non- Recurring	90	377	78	29	29	29	49	1,064
Net Income (Loss) before Taxes	835	1,773	2,407	2,143	2,580	2,995	2,920	1,691
Applicable Income Taxes	335	656	737	198	844	983	912	(19)
Net Income (Loss)	500	1,117	1,670	1,945	1,736	2,012	2,008	1,709
Net Income (Loss) Available to Common Stockholders	523	1,183	1,707	1,967	1,756	2,029	2,028	1,717
EPS - Net Income (Loss) Available to Common Stockholders	.12	.17	.25	.29	.26	.29	.29	.25
Net Interest Margin	3.92	4.63	5.04	4.46	4.46	4.79	4.72	4.34
Efficiency Ratio (GAAP)	71.86	66.71	63.95	59.98	63.00	63.70	58.26	66.52
Non-interest Income/Operating Revenue (GAAP)	8.24	9.24	7.43	7.84	7.91	7.74	6.90	6.82
Return on Average Assets	.49	.60	.87	.97	.86	.97	.93	.79
Return on Average Equity	4.96	6.97	10.78	11.55	10.64	12.02	11.71	9.14
Source: SNL Financial, Inc.

900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2008
2009
2010
2011
2012
Average Loans
Average Deposits
Average Assets

OLD LINE BANCSHARES, INC | 15
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Financial Results & Trends
Average Balance Sheet Growth
Dollars in thousands.
Source: SNL Financial, Inc.

2012 Non-interest Income Detail (1)

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2008
2009
2010
2011
2012
Interest income
Noninterest Income

Other Fees and Commissions 28%
Other 0%
Service charges on deposit accounts 50%
BOLI Earnings 22%
Service charges on deposit accounts
BOLI Earnings
Other Fees and Commissions
Other

OLD LINE BANCSHARES, INC | 16
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Revenue Composition
Revenue Breakdown
Dollars in thousands. (1)Non-interest income y-t-d excludes investment securities gains
Source: SNL Financial, Inc.

18
16
14
12
10
8
6
4
2
0
17.40
16.60
13.31
13.70
12.80
10.25
12.40
11.60
9.37
11.26
10.61
7.87
11.40
10.77
8.27
2008
2009
2010
2011
2012
Tangible Common Equity/Tangible Assets
Total Risk-Based Capital Ratio
Tier 1 Risk-Based Capital Ratio

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Capital Adequacy
Minimum total risk-based capital ratio to be well capitalized - 10%
Source: SNL Financial, Inc.; Internal OLBK data.

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Key Strategic Goals
Profitability
▪ Target Net Interest Margin - NIM > 4.25%
▪ Maintain bank efficiency ratios <60%
▪ Reduce Non-Performing Assets - NPAs <1%
▪ DDA balances to exceed 25% of Total Deposits
▪ Grow loan portfolio in excess of 15% annually

OLD LINE BANCSHARES, INC | 19
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Key Strategic Goals
▪ Commitment to invest in infrastructure to maintain
 state-of-the art status of existing systems; add quality
 talent to support growth
▪ Dominate all sub-markets within our footprint
▪ Acquire smaller community banks in-market
▪ Expand reach into new contiguous natural markets
Growth

OLD LINE BANCSHARES, INC | 20
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▪ Track record of consistent financial performance
 ▪ Depth of senior management talent and across entire employee base
 ▪ Strong underlying capital position with good access to capital markets
 ▪ Strong track record of consistent asset quality
 ▪ Solid net interest margin compares favorably to peers
▪ Dominant independent and locally headquartered
 financial services company within our footprint
▪ Acquirer and employer of choice within footprint;
 Now moving towards dominant suburban MD
 position surrounding D.C.
What Makes OLBK Unique?

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OLD LINE BANCSHARES, INC | 21
WSB Merger - Strategic Rationale
▪ In-market acquisition consistent with Old Line’s long-term growth strategy:

 ▪ Significant operating synergies
 ▪ Builds on successful acquisition of Maryland Bankcorp in 2010
 ▪ Expands product line by adding a successful mortgage origination and sale unit
▪ Creates a $1.2 billion Maryland-based bank with a focus on the greater Washington,
 D.C. metropolitan area, Anne Arundel County and southern Maryland:
 ▪ Old Line will have 24 branches and deposits of $1.1 billion
 ▪ Of banks based in Maryland, Old Line will be 5th largest in assets (up from 8th)
  and 3rd largest in full service branches (up from 4th)
 ▪ Old Line will have highest board/insider ownership (29%) of any publicly-traded
  Maryland bank with assets over $1 billion

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OLD LINE BANCSHARES, INC | 22
WSB Merger - Financial Rationale
▪ 7% EPS accretion in Year 1 excluding merger related costs, with higher levels in later years.

 ▪ Restructure of WSB FHLB borrowings of $26 million at 4.40%;
  and another $42 million at 1.84%
 ▪ Opportunity to reduce WSB legacy deposit costs
 ▪ Significant in-market cost savings
▪ Return to pre-closing tangible book within one year
▪ Payback on tangible book dilution from transaction in ~3.5 years
▪ Pricing compares favorably to recent local and regional transactions

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Compelling Investment Considerations
▪ We deliver a proven track record of results
 ▪ Our deep management talent could lead a much larger company
 ▪ We are the emerging leader in in-market consolidations
▪ We are focused on creating sustainable competitive
 advantages
▪ Our current valuation is attractive considering our rapid
 ramp-up of EPS over a short timeframe
▪ Our customer base is stable with good population growth
 trends and above average demographics in the affluent
 retail and small middle-market segments
▪ Our demand deposit growth focus is outperforming our
 peer group

OLD LINE BANCSHARES, INC | 24
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ADDENDUM

OLD LINE BANCSHARES, INC | 25
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Significant WSB Merger Assumptions
▪  Gross credit and OREO mark-down of $18 million
▪  Real estate mark-up of $7.7 million
▪  Mark on FHLB borrowings ($26 million at 4.40% and $42 million at 1.84%) of
 $4.6 million
▪  CDI of 1.96% on non-CD accounts amortized over 8 years (SL)
▪  Combined Old Line and WSB merger related expenses of $3.2 million after tax
▪  Cost savings of 35% of WSB’s annualized non-interest expense (projections assume 20% of cost savings not realized in year one)

OLD LINE BANCSHARES, INC | 26
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Publicly traded Bank Holding
Companies in MD, DC, VA, DE
with total
assets between $750MM-$2.0B
Peer Group Definition

Company Name	Ticker	City	State	Total Assets ($000)	ROAA (%)	ROAE (%)	Equity/ Assets (%)	Tang Equity/ Tang Assets (%)	Risk Based Capital Ratio (%)	Net Interest Margin (Non-FTE) (%)	Efficiency Ratio (FTE) (%)	NPAs/ Assets (%)
				MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ	MRQ
Access National Corporation	ANCX	Reston	VA	841,709	1.95	17.55	10.58	10.57	15.80	4.01	67.14	0.64
American National Bankshares Inc.	AMNB	Danville	VA	1,290,892	1.32	10.86	12.27	9.11	16.12	4.39	51.40	1.15
C&F Financial Corporation	CFFI	West Point	VA	946,687	1.81	18.08	9.92	8.89	15.62	7.58	61.30	2.65
Community Bankers Trust Corporation	BTC	Glen Allen	VA	1,115,897	0.44	4.26	10.16	9.23	16.62	4.82	80.05	5.15
Eastern Virginia Bankshares, Inc.	EVBS	Tappahannock	VA	1,067,309	0.32	3.51	9.08	7.70	13.00	3.37	83.30	2.45
First Bancorp, Inc.		Lebanon	VA	1,230,429	1.41	15.18	9.48	9.38	16.84	3.84	47.29	2.36
First Mariner Bancorp	FMAR	Baltimore	MD	1,222,121	1.93	NA	-1.40	-1.40	-1.77	2.79	73.54	7.23
First United Corporation	FUNC	Oakland	MD	1,348,439	0.48	6.85	7.05	6.29	13.40	3.16	76.17	4.61
Franklin Financial Corporation	FRNK	Glen Allen	VA	1,080,995	-0.13	-0.54	23.45	23.45	NA	2.79	57.85	4.00
Middleburg Financial Corporation	MBRG	Middleburg	VA	1,218,850	0.59	6.33	9.02	8.56	14.92	3.49	78.12	2.94
Monarch Financial Holdings, Inc.	MNRK	Chesapeake	VA	994,081	1.18	13.91	8.11	8.00	12.17	4.28	80.43	0.77
National Bankshares, Inc.	NKSH	Blacksburg	VA	1,088,268	1.62	11.84	13.48	12.68	21.60	3.91	41.18	0.95
National Consumer Cooperative Bank		Washington	DC	1,744,316	0.88	8.23	11.53	11.53	NA	2.77	76.40	4.66
Old Point Financial Corporation	OPOF	Hampton	VA	872,319	0.30	2.93	10.02	10.02	16.77	3.45	88.89	2.43
Severn Bancorp, Inc.	SVBI	Annapolis	MD	896,644	0.49	4.13	11.92	11.89	NA	3.51	78.15	10.73
Shore Bancshares, Inc.	SHBI	Easton	MD	1,175,333	0.10	0.99	10.16	8.89	13.87	3.34	69.56	7.91
Tri-County Financial Corporation	TCFC	Waldorf	MD	975,875	0.39	4.94	7.82	7.82	12.57	3.36	77.51	2.76
Valley Financial Corporation	VYFC	Roanoke	VA	796,282	0.94	11.81	8.06	8.06	14.77	3.52	65.13	3.99
Old Line Bancshares, Inc.	**OLBK**	**Bowie**	**MD**	**839,874**	**0.99**	**11.53**	**8.48**	**7.97**	**11.31**	**4.56**	**62.85**	**1.22**
AVERAGES				**1,091,912**	**0.90**	**8.47**	**9.96**	**9.40**	**13.98**	**3.84**	**69.28**	**3.61**

OLD LINE BANCSHARES, INC | 27
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Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-$2.0B. Data as of 06/30/2012
Source: SNL Financial, Inc.
OLBK Peer Group

OLD LINE BANCSHARES, INC | 28
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Talent, depth, unique skills…
James W. Cornelsen, 58, is the President and Chief Executive Officer of Old Line Bancshares, Inc. and Old Line Bank.  He joined Old
Line Bank and its Board of Directors in 1994 and has been a member of the Board of Directors of Old Line Bancshares, Inc. since its incorporation in April 2003.  He has over 30 years of commercial banking experience.  Prior to joining OLBK, Mr. Cornelsen was a
Senior Vice President at Sequoia National Bank and Vice President of Commercial Lending at Citizens Bank of Maryland.
Joseph E. Burnett, 67, joined Old Line Bank as a Senior Vice President and Chief Lending Officer in August 2001 and was promoted to Executive Vice President in May 2006.  He is also an Executive Vice President of Old Line Bancshares, Inc.  He has over 45 years of banking experience in the Washington, D.C. metropolitan area specializing in commercial transactions.  Prior to joining Old Line
Bank, Mr. Burnett was a Senior Vice President in Commercial Lending at Farmers Bank for two years (1999-2001) and at Suburban
Bank for twelve years (1987-1999).
Sandi F. Burnett, 55, Executive Vice President and Chief Credit Officer of Old Line Bank, joined Old Line Bank in 2005 as Senior Vice
President and the team leader for the College Park, MD loan production office.  Prior to joining Old Line Bank, she was employed by
BB&T, a major southeastern regional bank, most recently as a City Executive, Senior Vice President.  In this capacity, she was responsible for supervising the overall team management, portfolio quality and growth within suburban Maryland, principally Prince
George’s County.  Prior to this position, she was employed by Commerce Bank, a local bank that merged into BB&T in 1999.  She started with Commerce Bank in 1994.  Ms. Burnett is a career banker with over 30 years of commercial banking experience.
Christine M. Rush, 56, joined Old Line Bank in 1998.  She is an Executive Vice President, the Chief Financial Officer and the
Secretary of Old Line Bank.  She is also an Executive Vice President, Chief Financial Officer and the Corporate Secretary of Old Line
Bancshares, Inc.  She has also served as Chief Credit Officer of Old Line Bank. Prior to joining Old Line Bank, Ms. Rush was a Vice
President in Commercial Lending and Cash Management at Signet Bank.  She has over 30 years banking and financial management experience.
Mark A. Semanie, 49, joined Old Line Bank in January 2013. He is an Executive Vice President and assists in the planning and strategic growth of Old Line Bank. Mr. Semanie is a CPA and prior to joining Old Line Bank he was the Senior Vice President and
Chief Financial Officer of Carrollton Bancorp and prior to that tenure he served as Executive Vice President and Chief Financial Officer
at Bay National Bank. He has over 25 years of accounting and financial services experience.
OLBK Senior Management Team

OLD LINE BANCSHARES, INC | 29
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Selected Financial Data
	2008	2009	2010	2011	2012
Performance Ratios:
Return on average assets	.64	.62	.36	.77	.90
Return on average common equity	5.03	4.36	4.14	9.37	11.17
Yield on average interest-earning assets	6.10	5.54	5.22	5.46	5.12
Rate on average interest-bearing liabilities	2.95	2.15	1.64	1.08	.89
Net interest spread	3.15	3.39	3.58	4.38	4.23
Net interest margin	3.78	3.75	3.83	4.59	4.45
Efficiency ratio-GAAP	69.87	69.19	71.72	64.42	65.14

Capital Ratios:
Tier 1 leverage	14.00	10.00	9.20	7.78	7.94
Total risk-based capital	17.40	13.70	12.40	11.26	11.40
Tier 1 risk-based capital	16.60	12.80	11.60	10.61	10.77
Total equity to total assets	13.31	10.25	9.37	8.45	8.73

Credit Quality Ratios:
Allowance for loan losses to loans	.85	.93	.82	.69	.66
Nonperforming loans to total loans	.37	.80	1.11	2.06	.99
Nonperforming assets to total assets	.27	.60	1.12	1.87	1.12
Net charge-offs to average loans	.01	.16	.38	.11	.23
Source: SNL Financial, Inc.; Internal OLBK data.

0.64
0.29
0.62
-0.43
0.36
-0.11
0.77
0.39
0.90
OLBK
Peers

5.03
1.79
5.35
-7.67
3.87
-7.69
9.03
4.98
11.17
OLBK
Peers

OLD LINE BANCSHARES, INC | 30
OLBK - 2/2013
ROAA/ROAE
ROAA
ROAE
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-/$2B.
 2008 2009 2010 2011 2012

2008  2009 2010   2011 2012

Source: SNL Financial, Inc.

13.31
8.25
10.25
8.21
9.37
7.61
7.87
7.75
8.27
2008
2009
2010
2011
2012
OLBK
Peers

OLD LINE BANCSHARES, INC | 31
OLBK - 2/2013
Tangible Equity/Tangible Assets
Source: SNL Financial, Inc.

17.40
13.47
13.70
13.17
12.40
13.29
11.26
13.27
11.31
2008
2009
2010
2011
2012
OLBK
Peers

OLD LINE BANCSHARES, INC | 32
OLBK - 2/2013
Total Risk-Based Capital Ratios
Source: SNL Financial, Inc.

3.78
3.91
3.75
3.44
3.83
4.00
4.59
4.02
4.45
2008
2009
2010
2011
2012
OLBK
Peers

OLD LINE BANCSHARES, INC | 33
OLBK - 2/2013
Net Interest Margin

Source: SNL Financial, Inc.

74.16
76.87
73.08
71.72
69.87
69.96
69.19
64.42
65.14
2008
2009
2010
2011
2012
OLBK
Peers

OLD LINE BANCSHARES, INC | 34
OLBK - 2/2013
Efficiency Ratio
(GAAP)
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-$2.0B.
Note: Presented on a GAAP basis
Source: SNL Financial, Inc.

4.09
3.34
3.60
1.99
1.87
1.12
1.12
0.60
0.27
2008
2009
2010
2011
2012
OLBK
Peer

OLD LINE BANCSHARES, INC | 35
OLBK - 2/2013
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM - $2.0B.
NPAs + 90 Days Past Due/Assets
Source: SNL Financial, Inc.